Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant To Section 13 or 15(d) Of
                       The Securities Exchange Act of 1934

                        Date of Report:  August 24, 2006

                       RICK'S CABARET INTERNATIONAL, INC.
             (Exact Name of Registrant As Specified in Its Charter)

           Texas                        0-26958                  76-0037324
(State Or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                                10959 Cutten Road
                              Houston, Texas 77066
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (281) 397-6730
            (Registrant's  Telephone  Number,  Including  Area  Code)


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     In our Form 8-K filed on August 28, 2006, we inadvertently indicated that financial statements and pro forma financial information would be filed in connection with the transaction completed on August 24, 2006. However, no financial statements or pro forma financial information are required to be filed as the acquisition does not meet the financial threshold required.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RICK'S CABARET INTERNATIONAL, INC.


Date:     November 14, 2006
                                       /s/  Eric Langan
                                       -----------------------------------------
                                       By:  Eric Langan
                                            Chairman, President,
                                            Chief Executive Officer and
                                            Chief Financial Officer